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                                                                 EXHIBIT (14)(b)

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that RONALD S. SCOWBY, whose signature appears below, hereby constitutes and appoints MITCHELL R. KATCHER and JAMES F. BRONSDON, each of them with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any registration statement and amendments thereto, under the Securites Act of 1933 and the Investment Company Act of 1940, where applicable, executed on behalf of Sage Life Assurance of America, Inc. (the "Company") in connection with (a) variable annuity contracts issued by the Company through The Sage Variable Annuity Account A, and (b) variable life insurance contracts issued by the Company through The Sage Variable Life Account A, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. RONALD S. SCOWBY hereby ratifies and confirms all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue thereof.


                                              /s/     RONALD S. SCOWBY
                                       ----------------------------------------
                                       RONALD S. SCOWBY
                                       Director
                                        Sage Life Assurance Company of
                                           America, Inc.


January 26, 1999

State of Connecticut              )
County of Fairfield               )

         On this  26  day of January, 1999, before me came RONALD S.
SCOWBY, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.


                                                /s/ CYNTHIA WENDT
                                                --------------------------------
                                                                   Notary Public

                                                               ["Official Seal"]
                                                       [  Cynthia Wendt        ]
                                           [Notary Public, State of Connecticut]
                                                [My Commissions Expires 4/30/99]